U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         _______________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 27, 1999


                           CTI INDUSTRIES CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



   Delaware                         0-23115                     36-2848943
   --------                         -------                     ----------
(State or Other              (Commission File Number)          (IRS Employer
 Jurisdiction of                                             Identification No.)
  Incorporation)



      2216 North Pepper Road, Barrington, Illinois            60010
      --------------------------------------------           -------
        (Address of Principal Executive Offices)            (Zip Code)


                                (847) - 382-1000
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 4.           Changes in Registrant's Certifying Accountant.
-------           ----------------------------------------------

         Effective July 27, 1999, CTI Industries Corporation (the "Registrant") engaged Grant Thornton LLP as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending October 31, 1999. Grant Thornton LLP replaces PricewaterhouseCoopers LLP ("PwC") who had previously been engaged for the same purpose, and whose dismissal was effective July 27, 1999. The decisions to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on July 23, 1999.

         The reports of PwC on the Registrant's financial statements for the past two fiscal years ended October 31, 1997, and October 31, 1998 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Registrant's last two fiscal years ended October 31, 1997, and October 31, 1998, and in the subsequent interim periods through July 27, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

         PricewaterhouseCoopers has not informed the Company of any reportable events during the Registrant's last two fiscal years ended October 31, 1997, and 1998 and in subsequent interim periods through July 27, 1999.

         The Registrant has provided PwC with a copy of the disclosures made herein and has requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter dated July 27, 1999 is filed as Exhibit 99.1 to this Form 8-K.





















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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CTI Industries Corporation
                                                           (Registrant)

Date:   July 27, 1999                      By:    /s/ Howard W. Schwan
                                                  -----------------------------
                                                  Howard W. Schwan, President











































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




                                  EXHIBIT INDEX




Sequential           Exhibit
Page Number          Number           Document
-----------          ------           --------

    5                 99.1            Letter From PricewaterhouseCoopers, LLP












































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